SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    --------


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of Earliest Event Reported): June 29, 2000

                       AMERISERVE FOOD DISTRIBUTION, INC.
             (Exact Name of Registrant as Specified in its Charter)



             DELAWARE                          000-19367                       75-2296149
 (State or other jurisdiction of       (Commission File Number)       (I.R.S. Employer Identification
          incorporation)                                                         Number)


                              15305 DALLAS PARKWAY
                                ADDISON, TX 75001

               (Address of principal executive offices) (zip code)

                                 (972) 364-2000
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              (Registrant's telephone number, including area code)

ITEM 5.  OTHER EVENTS.

On June 29, 2000, AmeriServe Food Distribution, Inc. announced that it has filed a motion with the Bankruptcy Court to sell its Equipment Division. It is expected that, upon the Court's approval, an auction and sale hearing will be set for late July 2000, with a closing to follow promptly thereafter.

On June 30, 2000, AmeriServe announced that it has entered into preliminary discussions with several parties, including McLane Co., Inc., as it explores a number of strategic alternatives, including the potential sale of substantially all the company's assets.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENTS AND EXHIBITS.

(a)      Financial statements of businesses acquired.

         Not Applicable

(b)      Pro forma financial information.

         Not Applicable

(c)      Exhibits.

         Exhibits 99.6 and 99.7 -- Press Releases dated June 29 and
         June 30, 2000

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

                                      AMERISERVE FOOD DISTRIBUTION, INC.


                                      By: /s/ Kevin J. Rogan
                                         ----------------------------------
                                      Name: Kevin J. Rogan
                                      Title: Senior Vice President,
                                      General Counsel and Secretary
Date: July 5, 2000